As filed with the Securities and Exchange Commission on February 5, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22727

The Cushing MLP Infrastructure Fund I
 (Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225
 (Address of principal executive offices) (Zip code)

Jerry V. Swank
8117 Preston Road, Suite 440, Dallas, TX 75225
 (Name and address of agent for service)

214-692-6334
(Registrant’s telephone number, including area code)

Date of fiscal year end: November 30, 2017

Date of reporting period:  November 30, 2017

Item 1. Reports to Stockholders.

THE CUSHING® MLP INFRASTRUCTURE FUND I

ANNUAL REPORT

November 30, 2017

(INCLUDING THE FINANCIAL STATEMENTS OF THE CUSHING® MLP INFRASTRUCTURE MASTER FUND)

The Cushing® MLP Infrastructure Fund I
MASTER INDEX

Section

The Cushing® MLP Infrastructure Fund I	I
Financial Statements and Report of the Independent Registered Public Accounting
Firm as of November 30, 2017 and for the fiscal year then ended

The Cushing® MLP Infrastructure Master Fund	II
Financial Statements and Report of the Independent Registered Public Accounting
Firm as of November 30, 2017 and for the fiscal year then ended

The Cushing® MLP Infrastructure Fund I
TABLE OF CONTENTS

Unitholder Letter (Unaudited)	1

Statement of Assets and Liabilities	5

Statement of Operations	6

Statements of Changes in Net Assets	7

Statement of Cash Flows	8

Financial Highlights	9

Notes to Financial Statements	10

Report of the Independent Registered Public Accounting Firm	14

Additional Information (Unaudited)	15

Trustees and Executive Officers (Unaudited)	17

The Cushing® MLP Infrastructure Fund I
UNITHOLDER LETTER (Unaudited)

Dear Fellow Unitholder,
For the twelve month fiscal period ended November 30, 2017 (the “period”), the Cushing® MLP Infrastructure Fund I delivered a -5.94% total return, versus total returns of +22.84% and -6.83% for the S&P 500 Index (Total Return) and the Alerian MLP Index (Total Return) (“AMZ”), respectively.
Industry Overview and Themes
Energy commodity prices and the equities of midstream master limited partnerships (“MLPs”) initially benefited early in the period from favorable production curtailments agreed to by certain OPEC and non-OPEC nations (the “OPEC Agreement”) as well as indications that the newly-elected U.S. President would increase infrastructure spending and reduce federal regulations. However, investor sentiment in energy-related equities (including those held by the Fund) progressively worsened during the period driving lackluster sector performance.  Despite the subsequent recovery in crude oil prices beginning in June 2017, the midstream MLP sector, as measured by performance of the AMZ, continued to slide to new lows in November. While the space recovered somewhat towards the end of the fiscal period, we remain frustrated and perplexed by the midstream MLP sector’s performance given the improving macro backdrop and attractive sector valuations.  Frustratingly, MLPs traded below relative low levels experienced by the sector in February 2016, when crude oil prices fell to $26 per barrel.
To be sure, fundamentals for the midstream energy sector continued to improve during the period with increasing energy commodity prices driving higher rig counts, improving volume projections and new capital project announcements. However, several factors weighed on investor sentiment and created headwinds for performance including: 1) concerns over capital discipline and project returns in the energy sector and MLPs specifically; 2) related fears of increasing competitive forces (particularly in the Permian Basin) driven by significant new project proposals and competition from private equity; 3) another round of distribution reductions by several midstream companies; 4) concerns over corporate governance and limited partner unitholder rights following a number of adverse corporate actions; 5) the cost of capital burden imposed by incentive distribution rights (IDRs) given lower sector growth; and 6) MLP equity issuance in the face of anemic MLP-focused product fund flows. Other factors that contributed to negative sentiment at various times during the period but the impacts of which were subsequently abated or mitigated: 1) continued crude oil price volatility; 2) uncertainty regarding the exit strategy related to the OPEC Agreement; 3) continued elevated domestic crude oil inventories weighing on crude oil prices; 4) ongoing regulatory and environmental pressure; and 5) lack of conviction in the U.S. federal government’s ability to execute on the aforementioned pro-business and pro-energy company agenda.
Having said that, we believe the sector is actively addressing the concerns around corporate structure noted above and thus our outlook for midstream MLPs remains constructive, especially given the improving fundamental backdrop for energy.  Several drivers of our positive outlook include: 1) improving fundamentals as U.S. shale producers have increased drilling activity (higher rig counts) and production which should lead to growing midstream system volumes; 2) record export volumes of U.S. produced hydrocarbons; 3) midstream company valuations that currently screen attractive relative to historical levels and compared to other energy subsectors and yield products, in our opinion; 4) crude oil macro supply and demand fundamentals appear more constructive globally; and 5) in general, midstream company balance sheets, leverage and coverage ratios appear to be improving.

Fund Performance and Strategy
Turning to the Fund’s performance and positioning for the period, during the Fund’s fiscal fourth quarter, we began the process of repositioning the Fund to qualify for treatment as a Regulated Investment Company (RIC) for U.S. federal tax purposes. While these changes will limit the Fund’s holdings of MLPs structured as qualified publicly traded partnerships to no more than 25% of the Fund’s assets, we see ample opportunity in the broader midstream sector (including midstream businesses organized as traditional C-Corporations) to continue executing the Fund’s strategy. Notably, several of these new additions contributed positive performance to the Fund during the period, as discussed below.
At the subsector level, the Fund benefited from overweight exposure to holdings in the Shipping General Partners (GPs) and newly added Electric Utility subsectors. The latter Electric Utility subsector continued to benefit from investor demand for stable and regulated cash flows compared to some MLPs with more variability. The Natural Gas Transportation and Storage subsector also contributed positive absolute and relative performance with security selection offsetting a lower average weight compared to the AMZ.
The Fund was negatively impacted by the performance of holdings in the Large Cap Diversified, Crude Oil & Refined Products and General Partners (GPs) subsectors.  Performance in these subsectors was negatively impacted during the period by crude oil price volatility in addition to several negatively perceived company-specific corporate actions and guidance forecasts.
The top three contributors to the Fund’s absolute performance during the reporting period were all Large Cap Diversified MLPs, despite the fact that the subsector detracted from the Fund’s overall performance. The top contributors in order of greatest contribution to least were: 1) ONEOK Partners, LP (NYSE: OKS); MPLX, LP (NYSE: MPLX); and 3) Williams Partners, LP (NYSE: WPZ).  ONEOK Partners’ performance benefited from the announced merger with its parent, ONEOK Inc., and Williams Partners benefited from corporate restructuring steps taken with its parent, The Williams Companies, Inc. (NYSE: WMB).  MPLX enjoyed momentum from a series of strong earnings reports and the announcement of a planned buy-out of its IDRs.  All three of these holdings had positive absolute performance for the period.
Cutting both ways, two of the bottom three contributors to performance during the reporting period were also Large Cap Diversified MLPs. In order of the most negative to least negative performance, were: 1) Plains All American Pipeline, LP (NYSE: PAA) and 2) Energy Transfer Partners, LP (NYSE: ETP), both Large Cap Diversified MLPs; and 3) SemGroup Corp. (NYSE: SEMG).  Plains All American Pipeline was negatively impacted by persistently weaker than expected earnings results and the eventual reduction of its distribution for the second time in two years.  Energy Transfer suffered from a number of external and self-inflicted factors including project and regulatory challenges along with a large equity offering in August of 2017.  A similar self-inflicted wound hurt SemGroup when it failed to pre-fund the equity portion of a large acquisition.  Each of these holdings had negative returns for the period.
During the reporting period, the Fund increased exposure to subsectors dominated by the stocks of C-Corporations including General Partners and Diversified GPs, and reduced exposure to the Crude Oil & Refined Products subsector.  As mentioned above, the Fund also added new subsector exposure to Electric Utilities and YieldCos, both of which are increasingly important providers of energy infrastructure in the U.S.  At the end of the reporting period, the three largest subsector exposures, in order of size, were: 1) Large Cap Diversified MLPs; 2) Diversified General Partners; and 3) General Partners.
For the period, the Fund’s largest purchases consisted mostly of energy infrastructure C-Corporations, including: TransCanada Corp. (NYSE: TRP) and Enbridge, Inc. (NYSE: ENB), both Diversified GPs; and Cheniere Energy, Inc. (NYSE: LNG), a Shipping GP.

For the period, the Fund’s largest sales included: EQT Midstream Partners. LP (NYSE: EQM) and Dominion Energy Midstream Partners. LP (NYSE: DM), both Natural Gas Transportation and Storage MLPs; and Western Gas Partners. LP (NYSE: WES), a Natural Gas Gatherer & Processor MLP.
In conclusion, even though midstream energy sector performance and sentiment remained challenged during the period, we maintain a positive outlook given our expectation for improving hydrocarbon volumes, relatively attractive sector valuations and recovering global crude oil supply / demand fundamentals.  We remain confident that North American shale basins will be developed over time and that midstream infrastructure will be well utilized given the need to move production to market.
We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,
Jerry V. Swank
Chairman, Chief Executive Officer and President
The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.
Past performance does not guarantee future results. An investment in the Fund involves risks.  The Fund operates as a “feeder” fund within a “master-feeder” structure and pursues its investment objective by investing all or substantially all of its investable assets in The Cushing MLP Infrastructure Master Fund (the “Master Fund”), which has the same investment objectives as the Fund.  The Master Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Master Fund is more exposed to individual stock volatility than a diversified fund.
The Master Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Master Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

This performance update, which has been furnished on a confidential basis to the recipient, does not constitute an offer of any security, which may be made only by means of a private placement memorandum which contains a description of material terms and risks.
The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses
The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Alerian MLP Index is a capitalization-weighted index of prominent energy master limited partnerships.  Neither index includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP Infrastructure Fund I
STATEMENT OF ASSETS & LIABILITIES

November 30, 2017
Assets
Investment in The Cushing MLP Infrastructure Master Fund	$36,672,854
Short-term investments	7,505
Receivable from Adviser, net of waiver	21,061
Total assets	36,701,420

Liabilities
Accrued expenses	41,560
Total liabilities	41,560
Preferred Shares
Net assets	$36,659,860

Net Asset Value, 52,479.55 units outstanding	$698.56

The Cushing® MLP Infrastructure Fund I
STATEMENT OF OPERATIONS

Year Ended November 30, 2017
Investment Income and Expenses Allocated from The Cushing MLP Infrastructure Master Fund
Distributions and dividends	$2,342,976
Less: return of capital on distributions	(2,028,791)
Distribution and dividend income	314,185
Interest income	10,683
Management fees	(394,841)
Professional fees	(74,424)
Administrator fees	(58,315)
Fund accounting fees	(36,239)
Trustees’ fees	(23,949)
Custodian fees and expenses	(11,897)
Insurance expense	(7,639)
Other expenses	(9,338)
Expense reimbursement by Adviser	27,261
Total Net Investment Loss Allocated from The Cushing MLP Infrastructure Master Fund	(264,513)
Fund Investment Income
Interest income	3,405
Fund Expenses
Administrator fees	35,668
Professional fees	34,857
Transfer agent fees	11,975
Registration fees	1,170
Other expenses	3,757
Total Fund Expenses	87,427
Less: expense reimbursement by Adviser	(88,293)
Net Fund Expenses	(866)
Net Investment Loss	(260,242)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain allocated from The Cushing MLP Infrastructure Master Fund	2,292,262
Change in unrealized appreciation/depreciation on investments allocated from
The Cushing MLP Infrastructure Master Fund	(4,620,678)
Net Realized and Unrealized Loss on Investments	(2,328,416)

Decrease in Net Assets Resulting from Operations	$(2,588,658)

The Cushing® MLP Infrastructure Fund I
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2017	Year Ended November 30, 2016

Operations
Net investment loss	$(260,242)	$(413,269)
Net realized gain (loss)	2,292,262	(2,204,582)
Change in unrealized appreciation/depreciation on investments
allocated from The Cushing MLP Infrastructure Master Fund	(4,620,678)	8,128,310
Net increase (decrease) in net assets
resulting from operations	(2,588,658)	5,510,459
Distributions and Dividends to Common Unitholders
Net investment income	-	-
Return of capital	(2,515,783)	(2,387,890)
Total distributions and dividends to common unitholders	(2,515,783)	(2,387,890)
Capital Share Transactions (Note 6)
Proceeds from unitholder subscriptions	4,916,871	6,151,999
Distribution reinvestments	1,030,824	867,078
Payments for redemptions	(3,803,673)	(1,916,835)
Net increase in net assets from capital share transactions	2,144,022	5,102,242
Total increase (decrease) in net assets	(2,960,419)	8,224,811
Net Assets
Beginning of fiscal year	39,620,279	31,395,468
End of fiscal year	$36,659,860	$39,620,279

The Cushing® MLP Infrastructure Fund I
STATEMENT OF CASH FLOWS

Year Ended November 30, 2017
OPERATING ACTIVITIES

Decrease in Net Assets Resulting from Operations	$(2,588,658)
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by operating activities
Net realized gain allocated from
The Cushing MLP Infrastructure Master Fund	(2,292,262)
Change in unrealized appreciation/depreciation on investments allocated from
The Cushing MLP Infrastructure Master Fund	4,620,678
Net investment loss allocated from The Cushing MLP Infrastructure Master Fund	264,513
Net purchases of investment in The Cushing MLP Infrastructure Master Fund	289,960
Net sales of short-term investments	133,158
Changes in operating assets and liabilities
Receivable from Adviser, net of waiver	(14,296)
Accrued expenses	8,668
Net cash provided by operating activities	421,761
FINANCING ACTIVITIES
Proceeds from issuance of units including the change in subscriptions
received in advance	4,866,871
Payments for redemptions of units	(3,803,673)
Distributions paid	(1,484,959)
Net cash used in financing activities	(421,761)
INCREASE IN CASH	-

CASH:
Beginning of fiscal year	-
End of fiscal year	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Distribution reinvestment	$1,030,824

The Cushing® MLP Infrastructure Fund I
FINANCIAL HIGHLIGHTS

	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015		Year Ended November 30, 2014	Year Ended November 30, 2013
Per Unit Data (1)
Net Asset Value,
beginning of fiscal year	$795.46	$746.50	$1,132.69		$927.42	$723.54
Income from Investment Operations:
Net investment income (loss) (2)	(5.11)	(8.64)	(11.20)		29.82	28.01
Net realized and unrealized
gain (loss) on investments	(42.12)	109.09	(325.83)		219.07	214.92
Total increase (decrease) from investment operations	(47.23)	100.45	(337.03)		248.89	242.93
Less Distributions and Dividends to Unitholders:
Net investment income	-	-	-		-	-
Return of capital	(49.67)	(51.49)	(49.16)		(43.62)	(39.05)
Total distributions and dividends to unitholders	(49.67)	(51.49)	(49.16)		(43.62)	(39.05)
Net Asset Value,
end of fiscal year	$698.56	$795.46	$746.50		$1,132.69	$927.42

Total Investment Return (3)	(5.94)%	13.46%	(29.75)%		26.84%	33.58%
Supplemental Data and Ratios
Net assets, end
of fiscal year	$36,659,860	$39,620,279	$31,395,468		$35,832,300	$28,006,462

Ratio of expenses to average net
assets before waiver	1.79%	1.92%	2.20%		1.53%	1.93%

Ratio of expenses to average net
assets after waiver	1.50%	1.50%	1.50%		1.50%	1.50%

Ratio of net investment
income (loss) to average net
assets after waiver	(0.66)%	(1.17)%	(1.17)%		2.73%	3.26%

Portfolio turnover rate	N/A	N/A	11.76%	(4)	26.02%	36.69%
Portfolio turnover rate of
Master Fund	85.91%	54.68%	12.63%	(5)	N/A	N/A

(1) Information presented relates to a unit outstanding for the period presented.
(2) Calculated using average shares outstanding method.
(3) Individual returns and ratios may vary based on the timing of capital transactions.
(4) Covers the period from December 1, 2014 through June 30, 2015, prior to the transfer of securities to The Cushing MLP Infrastructure Master Fund.
(5) Covers the period July 1, 2015 through November 30, 2015.

The Cushing® MLP Infrastructure Fund I
NOTES TO FINANCIAL STATEMENTS
November 30, 2017

1.	Organization
The Cushing® MLP Infrastructure Fund I (the “Fund”), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated January 15, 2010.  The Fund commenced operations on March 1, 2010. Effective August 1, 2012, the Fund registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders.

Effective as of July 1, 2015, the Fund converted to a “master/feeder” structure by contributing substantially all of its investable assets less cash retained by the Fund (the “Transferred Assets”) to The Cushing® MLP Infrastructure Master Fund (the “Master Fund”) in exchange for Master Fund units with an aggregate net asset value equal to the aggregate value of the Transferred Assets.  The Fund pursues its investment objective by investing all or substantially all of its investable assets in the Master Fund.  The Master Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 and has the same investment objective as the Fund.  The Fund and Master Fund are managed by Cushing® Asset Management, LP (the “Adviser”).

The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.  The Fund owns 100% of the Master Fund as of November 30, 2017.

2.	Significant Accounting Policies

A. Basis of Presentation
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.  The Fund is an investment company and follows the investment company accounting and reporting guidance under FASB ASC Topic 946, “Financial Services-Investment Companies.”

B. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees” or “Trustees”) from time to time.  The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)    The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”).  Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior trading day may be used.  Short-term investments are generally priced at the ending net asset value provided by the service agent of the funds.

(ii)    The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.  The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate indirect interest in the net assets of the Master Fund as of November 30, 2017. Valuation of securities and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements. The Fund records its pro rata share of the Master Fund’s income, expenses and realized and unrealized gains and losses. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

D. Security Transactions, Investment Income and Expenses
The Master Fund’s security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a first in, first out cost basis.  Interest income is recognized on an accrual basis.  Distributions and dividends (collectively referred to as “Distributions”) are recorded on the ex-dividend date. Distributions received from the Master Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital.  For financial statement purposes, the Master Fund uses return of capital and income estimates to determine the dividend income received from MLP Distributions. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Master Fund.

The Master Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Master Fund’s Statement of Operations.

Expenses are recorded on an accrual basis.  The Fund records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses.  In addition, the Fund incurs and accrues its own expenses.

E.  Distributions to Unitholders
Distributions to unitholders are recorded on the ex-dividend date.  The character of Distributions to unitholders are comprised of 100% return of capital.

F. Federal Income Taxation
The Fund is treated as a partnership for Federal income tax purposes.  Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.  The Fund does not record a provision for U.S. federal, state, or local income taxes because the unitholders report their share of the Fund’s income or loss on their income tax returns.  The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states.  Generally, the Fund is subject to income tax examinations by major taxing authorities during the three year period prior to the period covered by these financial statements.

In accordance with GAAP, the Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities.  Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of November 30, 2017.  The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.  However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal and U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

G. Cash Flow Information
The Fund makes Distributions from investments, which include the amount received as cash Distributions from the Master Fund.  These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification
Under the Fund’s organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

3.	Concentrations of Risk
The Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders. The Fund seeks to achieve its investment objective by investing, under normal market conditions, in the Master Fund, which invests in MLPs.

In the normal course of business, substantially all of the Fund’s and Master Fund’s securities transactions, money balances, and security positions are transacted with the Fund’s custodian, U.S. Bank, N.A.  The Fund and Master Fund are subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf.  The Adviser monitors the financial condition of such brokers.

4.	Agreements and Related Party Transactions
Each of the Fund and the Master Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser.  Under the terms of the Agreement, the Master Fund pays the Adviser a management fee, payable monthly in arrears, equal to 1.0% per annum of the Managed Assets of the Master Fund for services and facilities provided by the Adviser to the Fund and the Master Fund.  “Managed Assets” means the total assets of the Master Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to financial leverage, including, without limitation, financial leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through credit facility or the issuance of debt securities), (ii) the issuance of preferred securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Master Fund’s investment objective and policies, and/or (iv) an other means.  Due to its investment in the Master Fund, the Fund bears its proportionate percentage of the management fee paid to the Adviser by the Master Fund.

The Adviser agreed to waive a portion of its management fee and reimburse the Fund and the Master Fund expenses such that the annual operating expenses (exclusive of any taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization (other than conversion of the Fund to a master/feeder structure), acquired fund fees and expenses, extraordinary expenses such as litigation, or any distribution and/or service fees payable by the Fund) would not exceed 1.50% of the respective fund’s net assets through November 30, 2017.  For the fiscal year ended November 30, 2017, the Adviser waived fees and reimbursed Fund expenses in the amount of $88,293.  As of November 30, 2017, the Adviser owed the Fund $21,061 for expense reimbursements.  For the fiscal year ended November 30, 2017, the Adviser earned $395,600 in management fees from the Master Fund and waived fees and reimbursed the Master Fund expenses in the amount of $27,259.

Amounts waived or reimbursed by the Adviser are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after such waiver or reimbursement) if such recoupment can be achieved without exceeding the expense limitation; provided, however that amounts waived or reimbursed by the Adviser with respect to the Master Fund are not subject to recoupment.  The Adviser’s waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Fiscal Year Incurred	Amount Waived/Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2014	$21,221	$-	$21,221	November 30, 2017
November 30, 2015	101,935	-	101,935	November 30, 2018
November 30, 2016	82,793	-	82,793	November 30, 2019
November 30, 2017	88,293	-	88,293	November 30, 2020
	$294,242	$-	$294,242

Jerry V. Swank, the founder and managing partner of the Adviser, is Chairman of the Fund’s Board of Trustees and President of the Fund.

U.S. Bancorp Fund Services, LLC serves as the Fund’s administrator and transfer agent.  In addition to the fees it charges the Master Fund, the Fund pays the administrator a monthly fee computed at an annual rate of 0.035% of the first $50 million of the Fund’s net assets, 0.020% on the next $100 million of net assets and 0.010% on the balance of the Fund’s net assets above $150 million, with a minimum annual fee of $30,000.

U.S. Bank, N.A. serves as the Fund’s custodian.  There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.
Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., serves as the Fund’s distributor.

Certain unitholders are affiliated with the Fund.  The aggregate value of the affiliated unitholders’ share of net assets as of November 30, 2017 was approximately $474,695.

5.	Fair Value Measurements
Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of November 30, 2017, short-term investments valued at $7,505 were classified as Level 1 in the fair value hierarchy.  The individual securities are listed in the table below.  The Fund invests substantially all of its assets in the Master Fund.

	Shares	Fair Value
Morgan Stanley Institutional Liquidity Funds - Institutional Class	1,877	$1,877
Fidelity Money Market Portfolio - Institutional Class	1,876	1,876
First American Government Obligations Fund - Class Z	1,876	1,876
Invesco STIC Prime Portfolio	1,876	1,876
		$7,505

The Fund discloses transfers between levels based on valuations at the end of the reporting period. For the fiscal year ended November 30, 2017, the Fund did not have any transfers between any of the levels of the fair value hierarchy.

6.	Unit Transactions
Units of beneficial interest (“Units”) of the Fund may be offered or sold in a private placement to persons who satisfy the suitability standards set forth in the Fund’s confidential offering memorandum.  The Fund is authorized to issue an unlimited number of Units.  The Units are not registered under the Securities Act of 1933 or the securities laws of any state of the United States.  The Fund generally offers Units on the first business day of each month.  For the fiscal year ended November 30, 2017, the Fund sold 6,229.70 units.  As of November 30, 2017, the Fund had 52,479.55 Units outstanding.

The Fund generally intends to pay Distributions quarterly, in such amounts as may be determined from time to time by the Fund’s Board of Trustees.  Unless a unitholder elects otherwise, Distributions, if any, will be automatically reinvested in additional Units in the Fund.  For the fiscal year ended November 30, 2017, the Fund issued 1,369.96 units through its dividend reinvestment plan.  The Fund may, from time to time, conduct tender offers to repurchase Units from Unitholders in those amounts and on such terms as the Board of Trustees may determine.  The amount of shares in each tender offer is determined quarterly by the Board of Trustees.  For the fiscal year ended November 30, 2017, the Fund repurchased 4,928.36 shares from Unitholders.

7.	Subsequent Events

On December 15, 2017, the Fund was converted into an open-end investment company through a reorganization (the “Reorganization”) of the Fund with and into Cushing® MLP Infrastructure Fund (the “Successor Fund”), a newly formed series of Cushing® Mutual Funds Trust, an open-end management investment company. Immediately prior to the closing of the Reorganization, the Master Fund liquidated and distributed all of its assets to the Fund.

The Adviser’s right to recoup amounts waived or reimbursed with respect to the Fund did not survive the Reorganization.  Therefore, amounts waived or reimbursed with respect to the Fund prior to the closing of the Reorganization may not be recouped from the Successor Fund.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements as of November 30, 2017.

Report of Independent Registered Public Accounting Firm
The Unitholders and Board of Trustees
The Cushing MLP Infrastructure Fund I:
We have audited the accompanying statement of assets and liabilities of The Cushing MLP Infrastructure Fund I (the “Fund”) as of November 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Columbus, Ohio
 January 25, 2018

The Cushing® MLP Infrastructure Fund I
ADDITIONAL INFORMATION (Unaudited)
November 30, 2017

Trustee and Officer Compensation
The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. The Master Fund is responsible for compensation of the Trustees.  The Fund, through its investment in the Master Fund, bears its proportionate percentage of the Trustee fees paid by the Master Fund.  The Fund did not pay any special compensation to any of its trustees or officers.  The Fund continuously monitors standard industry practices and this policy is subject to change.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 653-1415 and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 is available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 653-1415; and (ii) on the SEC’s Web site at www.sec.gov.  The Fund was not registered with the SEC until August 1, 2012, therefore proxy voting information is only made available from this date forward.

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov from August 1, 2012 forward.  In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy
In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities.  This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections.  We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders.  We also maintain certain other safeguards to protect your nonpublic personal information.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please contact investor services at investorservices@usbank.com to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

The Cushing® MLP Infrastructure Fund I
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
November 30, 2017

Set forth below is information with respect to each of the Trustees and executive officers of the Fund and Master Fund, including their principal occupations during the past five years. The business address of the Fund and Master Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees
Brian R. Bruce (1955)	Lead Independent Trustee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Brenda A. Cline (1960)	Trustee and Chair of Audit Committee	Trustee since 2017	Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Kimbell Art Foundation (1993-present).	6	American Beacon Funds (32 series) (2004-present); Tyler Technologies, Inc. (2014-present) (software); Range Resources Corporation (2015-present) (natural gas and oil exploration and production).

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, and Corporate Governance Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchester Minerals LP (2008 - present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)

Interested Trustees
Jerry V. Swank (1951) (3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2010	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 - present).	6
E-T Energy Ltd. (2008 - 2014) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010-2013) (storage and transportation of refined petroleum products and petrochemicals).

(1)	Each Trustee serves an indefinite term until his or her successor is elected and qualified, or his or her earlier resignation or removal.
(2)
The “Fund Complex” includes the Fund, Master Fund and each other registered investment company for which the Adviser serves as investment adviser. As of November 30, 2017, there were six funds, including the Fund and Master Fund, in the Fund Complex.

(3)
Mr. Swank is an “interested person” of the Fund and Master Fund, as defined under the Investment Company Act of 1940, as amended, by virtue of his position as Managing Partner of the Investment Adviser.

Executive Officers (Unaudited)

The following provides information regarding the executive officers of the Fund and Master Fund who are not Trustees.  Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and	Position(s) Held	Length of Time
Year of Birth	with the Trust	Served	Principal Occupations During Past Five Years

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010
Chief Operating Officer (“COO”) of the Adviser (2010 - present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 - 2009); COO of Spinnerhawk Capital Management, L.P. (2005 - 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010
General Counsel and Chief Compliance Officer of the Adviser (2010-present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 - 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 - 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 - 1995).

Elizabeth F. Toudouze	Executive Vice President	Officer	Portfolio manager of the Adviser (2005 – present). Previously, ran a family office.
(1962)		since 2010

John M. Musgrave (1982)	Vice President	Officer since 2013	Vice President and Senior Research Analyst of the Adviser (2007 – present). Previously an investment banker at Citigroup (2005 - 2007) and a research analyst at UBS Investment Bank (2004 – 2005).

THE CUSHING®MLP INFRASTRUCTURE MASTER FUND

ANNUAL REPORT

November 30, 2017

The Cushing® MLP Infrastructure Master Fund
TABLE OF CONTENTS

Allocation of Portfolio Assets (Unaudited)	1

Schedule of Investments	2

Statement of Assets and Liabilities	4

Statement of Operations	5

Statements of Changes in Net Assets	6

Financial Highlights	7

Notes to Financial Statements	8

Report of the Independent Registered Public Accounting Firm	13

Additional Information (Unaudited)	14

Trustees and Executive Officers (Unaudited)	16

The Cushing® MLP Infrastructure Master Fund
ALLOCATION OF PORTFOLIO ASSETS (Unaudited) (1)
November 30, 2017
(Expressed as a Percentage of Total Investments)

Natural Gas Gatherers & Processors*, 4.5%
Short-Term Investments - Investment Companies, 4.7%
Yield*, 3.0%
Utilities^, 2.2%
Crude Oil & Refined Products*, 6.8%
Diversified General Partners^, 30.8%
Shipping General Partners^, 8.2%
Large Cap Diversified*^, 12.9%
General Partners*^, 26.9%

(1) Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.

^ Common Stock

1

The Cushing® MLP Infrastructure Master Fund
SCHEDULE OF INVESTMENTS

	November 30, 2017

	Shares	Fair Value
Common Stock - 59.7%
Diversified General Partners - 30.8%
United States - 30.8%
Dominion Energy, Inc.	9,900	$832,887
Enbridge, Inc.	46,500	1,753,515
Marathon Petroleum Corporation	14,200	889,346
Nextera Energy, Inc.	5,200	821,808
Phillips 66	9,000	878,040
SemGroup Corporation	74,700	1,792,800
Transcanada Corporation	44,400	2,132,532
Williams Companies, Inc.	75,800	2,201,990
		11,302,918
General Partners - 14.0%
United States - 14.0%
EnLink Midstream LLC	68,500	1,143,950
ONEOK, Inc.	41,400	2,148,660
Targa Resources Corporation	42,500	1,844,500
		5,137,110
Large Cap Diversified - 4.6%
United States - 4.6%
Kinder Morgan, Inc.	97,600	1,681,648

Shipping General Partners - 8.1%
United States - 8.1%
Cheniere Energy, Inc.	43,800	2,116,416
Golar LNG Ltd.	35,300	872,263
		2,988,679
Utilities - 2.2%
United States - 2.2%
Sempra Energy	6,600	798,534
Total Common Stock (Cost $20,375,345)		$21,908,889

Master Limited Partnerships and Related Companies - 35.5%
Crude Oil & Refined Products - 6.8%
United States - 6.8%
MPLX, L.P.	49,200	$1,764,312
Phillips 66 Partners, L.P.	15,800	740,388
		2,504,700

General Partners - 12.9%
United States - 12.9%
Antero Midstream GP, L.P.	61,100	1,084,525
Energy Transfer Equity, L.P.	96,400	1,561,680
Plains GP Holdings, L.P.	101,000	2,079,590
		4,725,795
Large Cap Diversified - 8.3%
United States - 8.3%
Energy Transfer Partners, L.P.	88,300	1,466,663
Enterprise Products Partners, L.P.	64,600	1,591,098
		3,057,761

2

The Cushing® MLP Infrastructure Master Fund
SCHEDULE OF INVESTMENTS (Continued)

	November 30, 2017

	Shares	Fair Value
Natural Gas Gatherers & Processors - 4.5%
United States - 4.5%
DCP Midstream, L.P.	23,600	829,304
EnLink Midstream Partners, L.P.	50,307	804,409
		1,633,713
Yield - 3.0%
United States - 3.0%
Nextera Energy Partners, L.P.	28,100	1,096,743
Total Master Limited Partnerships and Related Companies (Cost $12,482,769)		$13,018,712

Short-Term Investments - Investment Companies - 4.8%
United States - 4.8%
Fidelity Government Portfolio Fund - Institutional Class, 0.97%(1)	434,678	$434,678
First American Prime Obligations Fund - Class Z, 0.95%(1)	434,677	434,677
Invesco Short-Term Government & Agency Portfolio - Institutional Class, 0.98%(1)	434,677	434,677
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 0.97%(1)	434,677	434,677
Total Short-Term Investments (Cost $1,738,709)		$1,738,709

Total Investments - 100.00% (Cost $34,596,823)		$36,666,310
Other Assets in Excess of Liabilities - (0.0)%		6,542
Total Net Assets Applicable to Unitholders - 100.0%		$36,672,852

(1) Rate reported is the current yield as of November 30, 2017.

3

The Cushing® MLP Infrastructure Master Fund
STATEMENT OF ASSETS & LIABILITIES

November 30, 2017
Assets
Investments at fair value (cost $34,596,823)	$36,666,310
Prepaid expenses	4,051
Dividends receivable	80,630
Total assets	36,750,991

Liabilities
Payable to Adviser, net of waiver	6,966
Accrued expenses	71,173
Total liabilities	78,139
Net assets	$36,672,852

Net Asset Value, 52,607.94 units outstanding	$697.10

4

The Cushing® MLP Infrastructure Master Fund
STATEMENT OF OPERATIONS

Year Ended November 30, 2017
Investment Income
Distributions and dividends	$2,347,397
Less: return of capital on distributions	(2,032,608)
Distribution and dividend income	314,789
Interest income	10,705
Total Investment Income	325,494

Expenses
Management fees	395,600
Professional fees	74,517
Administrator fees	58,425
Fund accounting fees	36,307
Trustees’ fees	24,000
Custodian fees and expenses	11,918
Insurance expense	7,654
Other expenses	9,351
Total Expenses	617,772
Less: expense reimbursement by Adviser	(27,259)
Net Expenses	590,513
Net Investment Loss	(265,019)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	2,296,413
Change in unrealized appreciation/depreciation on investments	(4,626,806)
Net Realized and Unrealized Loss on Investments	(2,330,393)

Decrease in Net Assets Resulting from Operations	$(2,595,412)

5

The Cushing® MLP Infrastructure Master Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2017	Year Ended November 30, 2016

Operations
Net investment loss	$(265,019)	$(414,025)
Net realized gain (loss) on investments	2,296,413	(2,206,923)
Change in unrealized appreciation/depreciation
on investments	(4,626,806)	8,138,101
Net increase (decrease) in net assets
resulting from operations	(2,595,412)	5,517,153
Distributions and Dividends to Common Unitholders
Net investment income	-	-
Return of capital	(2,521,460)	(2,390,879)
Total distributions and dividends
to common unitholders	(2,521,460)	(2,390,879)
Capital Share Transactions (Note 7)
Proceeds from unitholder subscriptions	3,050,000	4,357,803
Distribution reinvestments	1,103,700	870,067
Payments for redemptions	(2,008,495)	-
Net increase in net assets from
capital share transactions	2,145,205	5,227,870
Total increase (decrease) in net assets	(2,971,667)	8,354,144
Net Assets
Beginning of fiscal year	39,644,519	31,290,375
End of fiscal year	$36,672,852	$39,644,519

6

The Cushing® MLP Infrastructure Master Fund
FINANCIAL HIGHLIGHTS

	Year Ended November 30, 2017	Year Ended November 30, 2016	Period From July 1, 2015 (1) through November 30, 2015

Per Unit Data (2)
Net Asset Value, beginning of period	$793.52	$744.39	$1,000.00
Income from Investment Operations:
Net investment loss (3)	(5.18)	(8.63)	(3.38)
Net realized and unrealized
gain (loss) on investments	(41.67)	109.36	(240.06)
Total increase (decrease) from investment operations	(46.85)	100.73	(243.44)
Less Distributions and Dividends to Unitholders:
Net investment income	-	-	-
Return of capital	(49.57)	(51.60)	(12.17)
Total distributions and dividends to unitholders	(49.57)	(51.60)	(12.17)
Net Asset Value, end of period	$697.10	$793.52	$744.39

Total Investment Return (4)	(5.90)%	13.53%	(24.34)	%(5)
Supplemental Data and Ratios
Net assets, end of period	$36,672,852	$39,644,519	$31,290,375

Ratio of expenses to average
net assets before waiver (6)	1.57%	1.68%	2.54%

Ratio of expenses to average
net assets after waiver (6)	1.50%	1.50%	1.50%

Ratio of net investment
loss to average net
assets after waiver (6)	(0.67)%	(1.17)%	(0.99)%

Portfolio turnover rate	85.91%	54.68%	12.63	%(5)

(1) Commencement of operations.
(2) Information presented relates to a unit outstanding for the period presented.
(3) Calculated using average shares outstanding method.
(4) Individual returns and ratios may vary based on the timing of capital transactions.
(5) Not annualized.
(6) Annualized for periods less than one full year.

7

The Cushing® MLP Infrastructure Master Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2017

1.	Organization
The Cushing® MLP Infrastructure Master Fund (the “Master Fund”), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated May 4, 2015 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Master Fund commenced operations on July 1, 2015. The Master Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders.

The Cushing® MLP Infrastructure Fund I (the “Feeder Fund I”), was organized as a Delaware statutory trust and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  Feeder Fund I commenced operations on March 1, 2010.  The Feeder Fund I’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders and does so by investing substantially all of its investable assets in the Master Fund.

The Cushing® MLP Infrastructure Fund II (the “Feeder Fund II”, together with the “Feeder Fund I” the “Feeder Funds”), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated May 4, 2015 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Feeder Fund II’s investment objective was to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders and did so by investing substantially all of its assets in the Master Fund.  Feeder Fund II fully redeemed from the Master Fund as of September 30, 2017.

The Master Fund and Feeder Funds are managed by Cushing® Asset Management, LP (the “Adviser”).

2.	Significant Accounting Policies

A. Basis of Presentation
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.  The Master Fund is an investment company and follows the investment company accounting and reporting guidance under FASB ASC Topic 946, “Financial Services-Investment Companies.”

B. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation
The Master Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Master Fund’s Board of Trustees (“Board of Trustees” or “Trustees”) from time to time.  The valuation of the portfolio securities of the Master Fund currently includes the following processes:

(i)    The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”).  Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior trading day may be used.  Short-term investments are generally priced at the ending net asset value provided by the service agent of the funds.

(ii)    The Master Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.  The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

8

D. Security Transactions, Investment Income and Expenses
Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a first in, first out cost basis.  Interest income is recognized on an accrual basis.  Distributions and dividends (collectively referred to as “Distributions”) are recorded on the ex-dividend date. Distributions received from the Master Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital.  For financial statement purposes, the Master Fund uses return of capital and income estimates to determine the dividend income received from MLP Distributions. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Master Fund.

The Master Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the fiscal year ended November 30, 2017, the Master Fund has estimated approximately 87% of the Distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

E.  Distributions to Unitholders
Distributions to unitholders are recorded on the ex-dividend date.  The character of Distributions to unitholders are comprised of 100% return of capital.

F. Federal Income Taxation
The Master Fund is treated as a partnership for Federal income tax purposes.  Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.  The Master Fund does not record a provision for U.S. federal, state, or local income taxes because the unitholders report their share of the Master Fund’s income or loss on their income tax returns.  The Master Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states.  Generally, the Master Fund is subject to income tax examinations by major taxing authorities during the three year period prior to the period covered by these financials statements.

In accordance with GAAP, the Master Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities.  Based on its analysis, the Master Fund has determined that it has not incurred any liability for unrecognized tax benefits as of November 30, 2017.  The Master Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.  However, the Master Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal and U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

G. Cash Flow Information
The Master Fund makes Distributions from investments, which include the amount received as cash Distributions from MLPs and common stock dividends.  These activities are reported in the Statement of Changes in Net Assets.

H.  Indemnification
Under the Master Fund’s organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund.  In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties.  The Master Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur.

I.  Master Limited Partnerships
Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Master Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Master Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

9

3.	Concentrations of Risk
The Master Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders. The Master Fund seeks to achieve its investment objective by investing, under normal market conditions, in MLPs.

In the normal course of business, substantially all of the Master Fund’s securities transactions, money balances, and security positions are transacted with the Master Fund’s custodian, U.S. Bank, N.A.  The Master Fund is subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf.  The Adviser monitors the financial condition of such brokers.

4.	Agreements and Related Party Transactions
The Master Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser.  Under the terms of the Agreement, the Master Fund pays the Adviser a management fee, payable monthly in arrears, equal to 1.0% per annum of the Managed Assets of the Master Fund for services and facilities provided by the Adviser to the Master Fund.  “Managed Assets” means the total assets of the Master Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to financial leverage, including, without limitation, financial leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through credit facility or the issuance of debt securities), (ii) the issuance of preferred securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Master Fund’s investment objective and policies, and/or (iv) an other means.

The Adviser agreed to waive a portion of its management fee and reimburse Master Fund expenses such that operating expenses (exclusive of any taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization (other than conversion of Feeder Fund I to a master/feeder structure), acquired fund fees and expenses, extraordinary expenses such as litigation, or any distribution and/or service fees payable by the Master Fund) would not exceed 1.50% of the Master Fund’s net assets through November 30, 2017.  For the fiscal year ended November 30, 2017, the Adviser earned $395,600 in advisory fees and waived fees and reimbursed the Master Fund expenses in the amount of $27,259.

Waived fees and reimbursed Master Fund expenses are not subject to recoupment by the Adviser.

Jerry V. Swank, the founder and managing partner of the Adviser, is Chairman of the Master Fund’s Board of Trustees and President of the Master Fund.

U.S. Bancorp Fund Services, LLC serves as the Master Fund’s administrator and transfer agent.  The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $100 million of the Master Fund’s net assets, 0.05% on the next $200 million of net assets and 0.04% on the balance of the Master Fund’s net assets above $300 million, with a minimum annual fee of $45,000.

U.S. Bank, N.A. serves as the Master Fund’s custodian.  The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Master Fund’s average daily market value, with a minimum annual fee of $4,800.

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5.	Fair Value Measurements
Various inputs that are used in determining the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.
		Fair Value Measurements at Reporting Date Using
	Fair Value as of	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	November 30, 2017	(Level 1)	(Level 2)	(Level 3)
Assets Equity Securities Common Stock	$21,908,889	$21,908,889	$-	$-
Master Limited Partnerships and Related Companies (a)	13,018,712	13,018,712	-	-
Total Equity Securities	34,927,601	34,927,601	-	-
Other Short-Term Investments	1,738,709	1,738,709	-	-
Total Other	1,738,709	1,738,709	-	-
Total Assets	$36,666,310	$36,666,310	$-	$-
(a)	All other industry classifications are identified in the Schedule of Investments. The Master Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2017.

The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. For the fiscal year ended November 30, 2017, the Master Fund did not have any transfers between any of the levels of the fair value hierarchy.

6.	Investment Transactions
For the fiscal year ended November 30, 2017, the Master Fund purchased (at cost) and sold securities (proceeds) in the amount of $33,856,548 and $32,871,176 (excluding short-term securities), respectively.

7.	Unit Transactions
Units of beneficial interest (“Units”) of the Master Fund may be offered or sold in a private placement.  Master Fund Units are generally offered and sold only to the Feeder Funds.  The Master Fund is authorized to issue an unlimited number of Units.  The Units are not registered under the Securities Act of 1933 or the securities laws of any state of the United States.  The Master Fund generally offers Units on the first business day of each month.  For the fiscal year ended November 30, 2017, the Master Fund sold 3,865.21 units.  As of November 30, 2017, the Master Fund had 52,607.94 Units outstanding.

The Master Fund generally intends to pay Distributions quarterly, in such amounts as may be determined from time to time by the Master Fund’s Board of Trustees.  Unless a unitholder elects otherwise, Distributions, if any, will be automatically reinvested in additional Units in the Master Fund.  For the fiscal year ended November 30, 2017, the Master Fund issued 1,348.92 units through its dividend reinvestment plan.  The Master Fund may, from time to time, conduct tender offers to repurchase Units from Unitholders in those amounts and on such terms as the Board of Trustees may determine.  The amount of shares in each tender offer is determined quarterly by the Board of Trustees.  For the fiscal year ended November 30, 2017, the Master Fund repurchased 2,566.59 shares from Unitholders.

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As of November 30, 2017, Feeder Fund I owned 100% of the outstanding shares of the Master Fund.

8.	Subsequent Events
On December 15, 2017, the Master Fund liquidated and distributed all of its assets to Feeder Fund I.

The Master Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements as of November 30, 2017.

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Report of Independent Registered Public Accounting Firm

The Unitholders and Board of Trustees
The Cushing MLP Infrastructure Master Fund:
We have audited the accompanying statement of assets and liabilities of The Cushing MLP Infrastructure Master Fund (the “Master Fund”), including the schedule of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from July 1, 2015 through November 30, 2015. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Master Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from July 1, 2015 through November 30, 2015 in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Columbus, Ohio
 January 25, 2018

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The Cushing® MLP Infrastructure Master Fund
ADDITIONAL INFORMATION (Unaudited)
November 30, 2017

Trustee and Officer Compensation
The Master Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. During the fiscal year ended November 30, 2017, the aggregate compensation paid by the Master Fund to the independent trustees was $24,000.  The Master Fund did not pay any special compensation to any of its trustees or officers.  The Master Fund continuously monitors standard industry practices and this policy is subject to change.  The Master Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Master Fund toll-free at (877) 653-1415 and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Master Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Master Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Master Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Master Fund’s investment objectives will be attained.

Proxy Voting Policies
A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Master Fund toll-free at (877) 653-1415; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Master Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Master Fund’s Form N-Q and statement of additional information will be available without charge by visiting the SEC’s Web site at www.sec.gov.  In addition, you may review and copy the Master Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy
In order to conduct its business, the Master Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Master Fund’s securities.  This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections.  We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Master Fund’s other stockholders or the Master Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Master Fund’s stockholders to those employees who need to know that information to provide services to our stockholders.  We also maintain certain other safeguards to protect your nonpublic personal information.

Householding
In an effort to decrease costs, the Master Fund intends to reduce the number of duplicate annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please contact investor services at investorservices@usbank.com to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

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The Cushing® MLP Infrastructure Master Fund
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
November 30, 2017

Set forth below is information with respect to each of the Trustees and executive officers of the Feeder Funds and Master Fund, including their principal occupations during the past five years. The business address of the Feeder Funds and Master Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce	Lead Independent Trustee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).
(1955)

Brenda A. Cline	Trustee and Chair of Audit Committee	Trustee since 2017	Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Kimbell Art Foundation (1993-present).	6	American Beacon Funds (32 series) (2004-present); Tyler Technologies, Inc. (2014-present) (software); Range Resources Corporation (2015-present) (natural gas and oil exploration and production).
(1960)

Ronald P. Trout	Trustee and Chairman of the Nominating, and Corporate Governance Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchester Minerals LP (2008 - present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
(1939)

Interested Trustees
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2010	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 - present).	6
E-T Energy Ltd. (2008 - 2014) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010-2013) (storage and transportation of refined petroleum products and petrochemicals).

(1951) (3)

(1)	Each Trustee serves an indefinite term until his or her successor is elected and qualified, or his or her earlier resignation or removal.
(2)
The “Fund Complex” includes the Feeder Funds, Master Fund and each other registered investment company for which the Adviser serves as investment adviser. As of November 30, 2017, there were six funds, including the Feeder Funds and Master Fund, in the Fund Complex.

(3)
Mr. Swank is an “interested person” of the Feeder Funds and Master Fund, as defined under the Investment Company Act of 1940, as amended, by virtue of his position as Managing Partner of the Investment Adviser.

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Executive Officers (Unaudited)

The following provides information regarding the executive officers of the Feeder Funds and Master Fund who are not Trustees.  Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupations During Past Five Years

John H. Alban	Chief Financial Officer and Treasurer	Officer since 2010
Chief Operating Officer (“COO”) of the Adviser (2010 - present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 - 2009); COO of Spinnerhawk Capital Management, L.P. (2005 - 2007).

(1963)

Barry Y. Greenberg	Chief Compliance Officer and Secretary	Officer since 2010
General Counsel and Chief Compliance Officer of the Adviser (2010-present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 - 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 - 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 - 1995).

(1963)

Elizabeth F. Toudouze	Executive Vice President	Officer since 2010	Portfolio manager of the Adviser (2005 – present). Previously, ran a family office.
(1962)

John M. Musgrave	Vice President	Officer since 2013	Vice President and Senior Research Analyst of the Adviser (2007 – present). Previously an investment banker at Citigroup (2005 - 2007) and a research analyst at UBS Investment Bank (2004 – 2005).
(1982)

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Brenda Cline is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	15,000	10,500
Audit-Related Fees	None	None
Tax Fees	18,500	15,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	18,500	15,000
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Elizabeth F. Toudouze and John Musgrave (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held	Principal Occupation
	With Registrant and Length of	During Past Five Years
Time Served
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner and Co-Chief Investment Officer of the Investment Adviser since 2003.
Elizabeth F. Toudouze	Executive Vice President since 2010.	Portfolio Manager of the Investment Adviser since 2005.
John Musgrave	Vice President since 2013.	Portfolio Manager of the Investment Adviser since 2007.

(a)(2)  The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2017:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank
Registered investment companies	9	$1,916,203,318	0	$0
Other pooled investment vehicles	5	$225,291,280	5	$225,291,280
Other accounts	28	$1,365,487,051	1	$3,025,820
Elizabeth F. Toudouze
Registered investment companies	2	$48,715,612	0	$0
Other pooled investment vehicles	0	0	0	$0
Other accounts	24	$878,901,936	0	$0
John Musgrave
Registered investment companies	2	$48,715,612	0	$0
Other pooled investment vehicles	3	$218,711,658	3	$218,711,658
Other accounts	24	$876,395,721	1	$3,025,820

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other investment vehicles for which the Adviser serves as investment adviser or general partner of such vehicles (the “Affiliated Funds”), in which the registrant will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the registrant. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the registrant for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the registrant which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the registrant’s. Situations may occur where the registrant could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the registrant and the other accounts, limits on the size of the registrant’s position, or difficulty in liquidating an investment for the registrant and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the registrant’s Board of Trustees and its officers have a fiduciary obligation to act in the registrant’s best interest.

The registrant’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the registrant could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several Affiliated Funds. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the registrant’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the registrant.

Investment decisions for the registrant are made independently from those of other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the registrant’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the registrant.

The registrant’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment  Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the registrant and one or more of the Affiliated Funds, the Investment  Adviser will fairly allocate that investment to the registrant or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the registrant in which the registrant cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the registrant and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which the registrant invests. To the extent the registrant is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its clients, including but not limited to the registrant and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the registrant.

(a)(3) As of November 30, 2017:

Compensation

Messrs. Swank and Musgrave and Ms. Toudouze are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. Mr. Musgrave and Ms. Toudouze each receive a base salary and participate in an incentive compensation plan based on the profits of the Investment Adviser.  The partnership distributions and incentive compensation plan are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period.  Some of the other accounts managed by Messrs. Swank and Musgrave and Ms. Toudouze, including the Affiliated Funds, have investment strategies that are similar to the registrant’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4)  As of November 30, 2017:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	$ 100,001 – 500,000(1)
Elizabeth F. Toudouze	None
John Musgrave	None
(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2017-06/30/2017*	1,421.54	$747.39	1,421.54	0
Month #2 07/01/2017-07/31/2017	0	0	0	0
Month #3 08/01/2017-08/31/2017	0	0	0	0
Month #4 09/01/2017-09/30/2017^	1,438.44	$724.97	1,438.44	0
Month #5 10/01/2017-10/31/2017	0	0	0	0
Month #6 11/01/2017-11/30/2017	0	0	0	0
Total	2,859.98	$736.11	2,859.98	0
*The registrant issued a tender offer on April 17, 2017. The tendered shares were paid out at the June 30, 2017 net asset value per share.
^The registrant issued a tender offer on July 17, 2017. The tendered shares were paid out at the September 29, 2017 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Cushing MLP Infrastructure Fund I

By (Signature and Title)*      /s/ Jerry V. Swank
   Jerry V. Swank, President & Chief Executive Officer

Date         2/5/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Jerry V. Swank
  Jerry V. Swank, President & Chief Executive Officer

Date         2/5/18

By (Signature and Title)*     /s/ John H. Alban
  John H. Alban, Treasurer & Chief Financial Officer

Date         2/5/18